STATE FARM MUTUAL FUND TRUST

Supplement dated October 27, 2016 to the Summary Prospectus for the State Farm Mutual Fund Trust LifePath 2040 Fund for Institutional class shares dated May 1, 2016 (the “Summary Prospectus”).

Effective on or about November 7, 2016, the following changes will be made to the Summary Prospectus:

On page 6 of the Summary Prospectus, the chart under the title “Portfolio Managers of the LifePath 2040 Fund —” is deleted and replaced with the following:

Name	Title	Length of Service (Years)
Alan Mason	Managing Director	Since 2009

Amy Whitelaw	Managing Director	Since 2010

Matthew O’Hara	Managing Director	Since 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be retained and read in conjunction with the Summary Prospectus. Please keep it for future reference.